CONSOLIDATED STATEMENTS OF CHANGES IN SHAREHOLDERS' EQUITY - 12 months ended Mar. 31, 2019 - USD ($)	Common stock	Additional paid-in capital	Statutory reserve	Accumulated profits	Accumulated other comprehensive (loss)/income	Total
Balance at the beginning at Mar. 31, 2018	$ 1,800	$ 1,619,774	$ 745,590	$ 8,270,889	$ 441,113	$ 11,079,166
Balance at the beginning (in shares) at Mar. 31, 2018	9,000,000
Increase (Decrease) in Stockholders' Equity [Roll Forward]
Net income for the year	$ 0	0	0	8,675,058	0	8,675,058
Foreign currency translation adjustment	0	0	0	0	(735,192)	(735,192)
Balance at the end at Mar. 31, 2019	$ 1,800	$ 1,619,774	$ 745,590	$ 16,945,947	$ (294,079)	$ 19,019,032
Balance at the end (in shares) at Mar. 31, 2019	9,000,000